May 30, 2025

DREYFUS TREASURY SECURITIES CASH MANAGEMENT

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

Token-Enabled Shares

Token-Enabled shares of the fund are not currently being offered.

0761STK0525